UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2022

FORMA THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39333	37-1657129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Forma Therapeutics Holdings, Inc.

300 North Beacon Street, Suite 501

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (617) 679-1970

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors.

On January 12, 2022, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Forma Therapeutics Holdings, Inc. (the “Company”), the Board appointed Arturo Molina, M.D. to join the Board, effective as of such date. Dr. Molina will serve as a Class I director until his term expires at the 2024 annual meeting of stockholders, at which time he will stand for election by the Company’s stockholders. The Board determined that Dr. Molina is independent under the listing standards of the Nasdaq Stock Market. Dr. Molina was also appointed to serve on the Research and Development Committee of the Board. Effective as of January 12, 2022, the Research and Development Committee of the Board is composed of Dr. Molina, Timothy Clackson, Ph.D., Peter Kolchinsky, Ph.D., and Selwyn Vickers, M.D. The composition of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee remains unchanged.

As a non-employee director, Dr. Molina will receive cash compensation and an equity award for his Board service in accordance with the Company’s Amended and Restated Non-Employee Director Compensation Policy. Dr. Molina is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. Molina and any other persons pursuant to which he was selected as a director. In addition, Dr. Molina has entered into an indemnification agreement with the Company consistent with the form of indemnification agreement entered into between the Company and its existing non-employee directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forma Therapeutics Holdings, Inc.

Date: January 13, 2022	By:	/s/ Jeannette Potts
	Name:	Jeannette Potts, Ph.D., J.D.
	Title:	SVP, General Counsel